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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 24, 2000

                           ACACIA RESEARCH CORPORATION
                           ---------------------------
             (Exact name of registrant as specified in its charter)

          DELAWARE                      000-26068                95-4405754
          --------                     ------------              -----------
(State or other jurisdiction           (Commission            (I.R.S. Employer
 of incorporation)                     File Number)          Identification No.)

55 South Lake Avenue,
PASADENA, CALIFORNIA                                                 91101
--------------------                                                 -----
(Address of principal executive offices)                           (Zip Code)

Registrant's telephone number, including area code:          (626) 396-8300
                                                             --------------


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Item 5. Other Events.

         On February 24, 2000, Acacia Research Corporation reported net loss for the quarter ended December 31, 1999 of $1,794,000 and net loss for the year ended December 31, 1999 of $8,197,000. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this report as if fully set forth herein.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)      Exhibits

         99.1     Press release dated February 24, 2000


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ACACIA RESEARCH CORPORATION

Dated: February 24, 2000              By: /s/ PETER FRANK
                                      -----------------
                                      Peter Frank, Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit Number             Exhibit
--------------             -------

99.1                       Press release dated February 24, 2000